Exhibit 31.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Nicholas J. Sutton, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Resolute Energy Corporation; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Nicholas J. Sutton
Nicholas J. Sutton
Chief Executive Officer
April 30, 2015